SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                                    FORM 8-K
                              --------------------
                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

         Date of Report (Date of Earliest Event Reported): June 30, 2003

                       NOVA NATURAL RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)

             Colorado                   0-15078            84-1227328
    (State or other jurisdiction     (Commission        (I.R.S. Employer
          Of incorporation)           File No.)         Identification No.)


                   1021 Creekford Drive Weston, Florida, 33326
               (Address of principal executive offices) (Zip Code)

                                  (954)849-9507
              (Registrant's telephone number, including area code)

ITEM 1. Change in Control

On June 30, 2003 pursuant to majority shareholder consent and affirmed by 199,873,886 votes constituting 71.5% of the 279,551,551 shares issued and outstanding as of June 28th 2003, the majority shareholders voted and approved on the following issues:

     The appointment of Mr. Chris Tse as the Company President and Chief Executive officer

     The appointment of Mr. Chris Tse to the Board of Directors

     The termination of Mr. Edward Chan as the President and Chief Executive Officer and Employee of NOVA

     The removal of Mr. Edward Chan as a member of the Board of Directors


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  NOVA NATURAL RESOURCES CORPORATION


By:  /s/ Chris Tse
------------------------------------
   Chris Tse, President

                                                          Date: June 30, 2003